
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: MARCH 8, 2000

                         TARGET RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    MINNESOTA
                 (State or other jurisdiction of incorporation)


         0-26930                                          41-1812153
(Commission File Number)                (I.R.S. Employer Identification Number)



                         Target Receivables Corporation
                             80 South Eighth Street
                             14th Floor, Suite 1401
                          Minneapolis, Minnesota 55402
                                  (612)370-6530
               (Address, including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Office)

                               Page 1 of 19 Pages
                       The Exhibit Index Appears on Page 3

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ITEM 5:  OTHER EVENTS

The Monthly Servicer's Certificates for the Monthly Period ended January 29,
2000 and the Monthly Certificateholders' Statements for the Monthly Period ended January 29, 2000, with respect to the Class A Asset Backed
Certificates, 6.25% Series 1997-1, the Class B Asset Backed Certificates,
Series 1997-1, the Class A Asset Backed Certificates, 5.90% Series 1998-1 and the Class B Asset Backed Certificates, Series 1998-1, issued by the Target
Credit Card Master Trust, were delivered to the Trustee on February 22, 2000, and the Monthly Certificateholders' Statements were then distributed to Certificateholders on February 25, 2000.

The above described Monthly Servicer's Certificates are filed as Exhibits 20.1 and 20.3 to this Report. The above described Monthly Certificateholders'
Statements are filed as Exhibits 20.2 and 20.4 to this Report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 8, 2000

                           TARGET RECEIVABLES CORPORATION

                           By:        /s/ Stephen C. Kowalke
                                      ----------------------------

                           Name:      Stephen C. Kowalke
                           Title:     Vice President and Treasurer


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                                  EXHIBIT INDEX

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
                                                                   SEQUENTIALLY
EXHIBIT NUMBER                          DESCRIPTION                NUMBERED PAGE
--------------                          -----------                -------------
           20.1                  Series 1997-1 Monthly Servicer's             4
                                 Certificate for the Monthly
                                 Period ended January 29, 2000.

           20.2                  Series 1997-1 Monthly                        6
                                 Certificateholders' Statement for
                                 the Monthly Period ended January
                                 29, 2000.

           20.3                  Series 1998-1 Monthly Servicer's            12
                                 Certificate for the Monthly
                                 Period ended January 29, 2000.

           20.4                  Series 1998-1 Monthly                       14
                                 Certificateholders' Statement for
                                 the Monthly Period ended January
                                 29, 2000.